UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2011

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

PIONEER NATURAL RESOURCES COMPANY

Item 2.01.                      Completion of Acquisition or Disposition of Assets

On February 18, 2011, Pioneer Natural Resources USA, Inc., a wholly-owned subsidiary of Pioneer Natural Resources Company (together with its subsidiaries, the "Company"), completed the previously announced disposition of 100 percent of the capital stock in two subsidiaries that owned the Company’s Tunisia oil and gas properties to OMV (Tunesien) Production GmbH, a wholly-owned subsidiary of OMV AG, for cash proceeds of $866 million, before normal post-closing adjustments.

See Item 9.01(b) for pro forma financial information regarding the sale of the aforementioned Tunisian subsidiaries.

Item 9.01.                      Financial Statements and Exhibits

(b)   Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of Pioneer Natural Resources Company as of December 31, 2010, which gives effect to the disposition, is attached as Exhibit 99.1 and incorporated herein by reference.

(d)   Exhibits

2.1
Agreement for the Sale and Purchase of the Entire Issued Share Capital of Pioneer Natural Resources Anaguid Ltd. and Pioneer Natural Resources Tunisia Ltd. between Pioneer Natural Resources USA, Inc. and OMV (Tunesien) Production GmbH dated January 6, 2011 (incorporated by reference to Exhibit 2.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 2010, File No. 1-13245).

99.1	Unaudited pro forma balance sheet and accompanying notes of Pioneer Natural Resources Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief
Accounting Officer

Dated: February 25, 2011

PIONEER NATURAL RESOURCES COMPANY

EXHIBIT INDEX

Exhibit Number			Description
2.1		—
Agreement for the Sale and Purchase of the Entire Issued Share Capital of Pioneer Natural Resources Anaguid Ltd. and Pioneer Natural Resources Tunisia Ltd. between Pioneer Natural Resources USA, Inc. and OMV (Tunesien) Production GmbH dated January 6, 2011 (incorporated by reference to Exhibit 2.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 2010, File No. 1-13245).

99.1	(a)	—	Unaudited pro forma balance sheet and accompanying notes of Pioneer Natural Resources Company.
___________
(a)	Filed herewith.

EXHIBIT 99.1

PIONEER NATURAL RESOURCES COMPANY
UNAUDITED PRO FORMA BALANCE SHEET

On February 18, 2011, the Company completed the previously announced disposition of 100 percent of the capital stock in two subsidiaries that owned the Company’s Tunisian oil and gas properties to OMV (Tunesien) Production GmbH, a wholly-owned subsidiary of OMV AG, for cash proceeds of $866 million, before normal post-closing adjustments.

The accompanying unaudited pro forma balance sheet has been prepared to assist in analysis of the financial effects of the divestiture.  This information is based on the historical financial statements of the Company and should be read in conjunction with the Company's financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, filed with the United States Securities and Exchange Commission on February 25, 2011.

The accompanying unaudited pro forma balance sheet of the Company as of December 31, 2010 has been prepared to give effect to the divestiture as if it had occurred on December 31, 2010.  An unaudited pro forma statement of operations of the Company for the year ended December 31, 2010 is not provided since the Company reported the results of its Tunisia operations as discontinued operations in its audited consolidated statement of operations that is included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

The unaudited pro forma balance sheet included herein is not necessarily indicative of the results that might have occurred had the divestiture taken place on December 31, 2010.

PIONEER NATURAL RESOURCES COMPANY

UNAUDITED PRO FORMA BALANCE SHEET
December 31, 2010
(in thousands)

		Pro Forma
	Pioneer	Tunisia	Other Adjustments		Pro Forma Pioneer

ASSETS
Current assets:
Cash and cash equivalents	$111,160	$-	$853,575	(a)	$964,735
Accounts receivable:
Trade, net	237,511	-			237,511
Due from affiliates	7,792	-			7,792
Income taxes receivable	30,901	-			30,901
Inventories	173,615	-			173,615
Prepaid expenses	11,441	-			11,441
Deferred income taxes	156,650	-			156,650
Discontinued operations held for sale	281,741	(281,741)			-
Other current assets:
Derivatives	171,679	-			171,679
Other, net	14,693	-			14,693
Total current assets	1,197,183	(281,741)			1,769,017
Property, plant and equipment, at cost:
Oil and gas properties, using the successful efforts
method of accounting:
Proved properties	10,739,114	-			10,739,114
Unproved properties	191,112	-			191,112
Accumulated depletion, depreciation and amortization	(3,366,440)	-			(3,366,440)
Total property, plant and equipment	7,563,786	-			7,563,786
Deferred income taxes	-	-			-
Goodwill	298,182	-			298,182
Other property and equipment, net	283,542	-			283,542
Other assets:
Investment in unconsolidated affiliate	72,045	-			72,045
Derivatives	151,011	-			151,011
Other, net	113,353	-			113,353
	$9,679,102	$(281,741)			$10,250,936

The accompanying notes are an integral part of this unaudited pro forma balance sheet.

PIONEER NATURAL RESOURCES COMPANY

UNAUDITED PRO FORMA BALANCE SHEET (Continued)
December 31, 2010
(in thousands)

		Pro Forma
	Pioneer	Tunisia	Other Adjustments		Pro Forma Pioneer

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable:
Trade	$354,890	$-			$354,890
Due to affiliates	64,260	-			64,260
Interest payable	59,008	-			59,008
Income taxes payable	19,168	-			19,168
Deferred income taxes	1,144	-			1,144
Discontinued operations held for sale	108,592	(108,592)			-
Other current liabilities:
Derivatives	80,997	-			80,997
Deferred revenue	44,951	-			44,951
Other	36,210	-			36,210
Total current liabilities	769,220	(108,592)			660,628

Long-term debt	2,601,670	-			2,601,670
Derivatives	56,574	-			56,574
Deferred income taxes	1,751,310	-	$251,758	(b)	2,003,068
Deferred revenue	42,069	-			42,069
Other liabilities	232,234	-			232,234
Stockholders' equity:
Common stock	1,262	-			1,262
Additional paid-in capital	3,022,768	-			3,022,768
Treasury stock, at cost	(421,235)	-			(421,235)
Retained earnings	1,510,427	(173,149)	$601,817	(a)	1,939,095
Accumulated other comprehensive income - deferred
hedge gains, net of tax	7,361	-			7,361
Total stockholders' equity attributable to common
stockholders	4,120,583	(173,149)			4,549,251
Noncontrolling interest in consolidating subsidiaries	105,442	-			105,442
Total stockholders' equity	4,226,025	(173,149)			4,654,693
Commitments and contingencies
	$9,679,102	$(281,741)			$10,250,936

The accompanying notes are an integral part of this unaudited pro forma balance sheet.

PIONEER NATURAL RESOURCES COMPANY

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
December 31, 2010

NOTE A.                  Basis of Presentation

The accompanying unaudited pro forma balance sheet of Pioneer Natural Resources Company (the "Company" or "Pioneer") as of December 31, 2010 has been prepared to give effect to the divestiture, discussed below, as if it had occurred on December 31, 2010.

In accordance with United States Securities and Exchange Commission pro forma presentation rules, an unaudited pro forma statement of operations of the Company for the year ended December 31, 2010 is not provided since the Company reported the results of its Tunisia operations as discontinued operations in its audited consolidated statement of operations included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010. During the year ended December 31, 2010, the Company recognized income from discontinued operations, net of tax, of $129.8 million, which included the results of operations of the Company's Tunisia subsidiaries.

During December 2010, the Company committed to a plan to divest 100 percent of the capital stock of its Tunisian subsidiaries, which own all of the Company's oil and gas properties in Tunisia.  On January 6, 2011, Pioneer entered into an Agreement for the Sale and Purchase of the Entire Issued Share Capital of Pioneer Natural Resources Anaguid Ltd. And Pioneer Natural Resources Tunisia Ltd., through which OMV (Tunesien) Production GmbH, a wholly-owned subsidiary of OMV AG, would acquire the Company's capital stock in the Tunisian subsidiaries for $866 million, before normal closing adjustments.  The effective date of the agreement is January 1, 2011, and the closing of the transaction occurred on February 18, 2011.

Following are descriptions of the individual columns included in the accompanying unaudited pro forma balance sheet and notes to unaudited pro forma balance sheet:

Pioneer – Represents the historical consolidated balance sheet of the Company as of December 31, 2010.

Tunisia – Represents the historical balance sheet as of December 31, 2010 of the Company's Tunisian assets and liabilities, representing discontinued operations held for sale on that date.

NOTE B.                 Pioneer Pro Forma Adjustments

(a)
 To adjust for the proceeds and related costs associated with the divestiture.  The following is a table of the estimated proceeds before normal closing adjustments, transaction costs and application of proceeds (in thousands):

Gross proceeds	$865,692
Less - transaction costs	(12,117)
Net proceeds	$853,575

Increase in cash and cash equivalents	$853,575

The following is a summarization of the gain on the divestiture (in thousands):

Net proceeds	$853,575
Net investment in divestiture	(173,149)

Gain on disposition of net assets	$680,426

(b)  To adjust for the income tax effects associated with the divestiture.

PIONEER NATURAL RESOURCES COMPANY

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
December 31, 2010

Pro Forma Reserve Quantity Information

The following table sets forth the changes in net reserve quantities of oil combined in thousands of barrels ("MBbls"), natural gas liquids ("NGL") in MBbls, gas in millions of cubic feet ("MMcf") and total in thousands of barrels of oil equivalents ("MBOE") associated with proved reserves on a pro forma basis for the year ended December 31, 2010:

	Oil (MBbls)	NGLs (MBbls)	Gas (MMcf)	Total (MBOE)
Total Proved Reserves:
UNITED STATES
Balance, January 1	315,593	156,834	2,450,131	880,781
Revisions of previous estimates	12,897	19,291	188,109	63,540
Purchases of minerals-in-place	1,944	555	3,364	3,060
Extensions and discoveries	31,428	15,669	155,448	73,005
Improved recovery	9,716	-	-	9,716
Production	(10,297)	(7,203)	(139,658)	(40,777)
Sales of minerals-in-place	(565)	(928)	(21,692)	(5,108)
Balance, December 31	360,716	184,218	2,635,702	984,217
SOUTH AFRICA
Balance, January 1	217	-	25,790	4,516
Revisions of previous estimates	282	-	743	406
Production	(225)	-	(10,862)	(2,035)
Balance, December 31	274	-	15,671	2,887
TOTAL
Balance, January 1	315,810	156,834	2,475,921	885,297
Revisions of previous estimates	13,179	19,291	188,852	63,946
Purchases of minerals-in-place	1,944	555	3,364	3,060
Extensions and discoveries	31,428	15,669	155,448	73,005
Improved recovery	9,716	-	-	9,716
Production	(10,522)	(7,203)	(150,520)	(42,812)
Sales of minerals-in-place	(565)	(928)	(21,692)	(5,108)
Balance, December 31	360,990	184,218	2,651,373	987,104

The following table provides the Company's proved developed and proved undeveloped reserves as of January 1 and December 31, 2010 on a pro forma basis:

	Oil (MBbls)	NGLs (MBbls)	Gas (MMcf)	Total (MBOE)
Proved Developed Reserves:
United States	135,568	93,015	1,671,052	507,092
South Africa	217	-	25,790	4,516
Balance, January 1	135,785	93,015	1,696,842	511,608

United States	160,421	108,785	1,736,765	558,667
South Africa	274	-	15,671	2,886
Balance, December 31	160,695	108,785	1,752,436	561,553
Proved Undeveloped Reserves:
Balance, January 1 - United States	180,025	63,819	779,079	373,689

Balance, December 31 - United States	200,295	75,433	898,937	425,551

PIONEER NATURAL RESOURCES COMPANY

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
December 31, 2010

Pro Forma Standardized Measure of Discounted Future Net Cash Flows

The following tables provide the pro forma standardized measure of discounted future net cash flows relating to proved oil, NGL and gas reserves of the Company as of December 31, 2010, as well as changes therein for the year then ended (in thousands):

UNITED STATES
Oil and gas producing activities:
Future cash inflows	$44,100,276
Future production costs	(17,313,651)
Future development costs	(6,663,322)
Future income tax expense	(6,453,833)
13,669,470
10% annual discount factor	(8,822,857)
Standardized measure of discounted future cash flows	$4,846,613
SOUTH AFRICA
Oil and gas producing activities:
Future cash inflows	$123,215
Future production costs	(7,805)
Future development costs	(42,281)
Future income tax expense	(27,052)
46,077
10% annual discount factor	1,502
Standardized measure of discounted future cash flows	$47,579
TOTAL
Oil and gas producing activities:
Future cash inflows	$44,223,491
Future production costs	(17,321,456)
Future development costs	(6,705,603)
Future income tax expense	(6,480,885)
13,715,547
10% annual discount factor	(8,821,355)
Standardized measure of discounted future cash flows	$4,894,192
Changes in Standardized Measure of Discounted Future Net Cash Flows

Oil and gas sales, net of production costs	$(1,235,933)
Net changes in prices and production costs	1,912,555
Extensions, discoveries and improved recovery	567,896
Development costs incurred during the period	353,149
Sales of minerals-in-place	(23,241)
Purchases of minerals-in-place	20,957
Revisions of estimated future development costs	(957,669)
Revisions of previous quantity estimates	539,405
Accretion of discount	406,325
Changes in production rates, timing and other	1,323,230
Change in present value of future net revenues	2,906,674
Net change in present value of future income taxes	(1,155,235)
1,751,439
Balance, beginning of year	3,142,753
Balance, end of year	$4,894,192